Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. E42844-P01831 Yes No ! ! ! ! !! ! !! ! !! For All Withhold All For All Except ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. HOUSEHOLDING ELECTION - please indicate if you consent to receive certain future investor communications in a single package per household. Please indicate if you plan to attend this meeting. NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. 3. To approve, on an advisory basis, compensation of the Company's named executive officers. 2. To ratify the appointment of Ernst & Young LLP as the Company's auditors for the fiscal year ending December 31, 2018. For address changes and/or comments, please check this box and write them on the back where indicated. 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following: 01) Leslie Brown 02) Gary Goode 03) James Hollars 04) John Mulder 05) Richard Schaum 06) Frederick Sotok 07) James Wallace The Board of Directors recommends you vote FOR proposals 2 and 3. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. GENTEX CORPORATION Yes No For Against Abstain GENTEX CORPORATION 600 N. CENTENNIAL ST. ZEELAND, MI 49464 ATTN: SCOTT RYAN VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 16, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 16, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

E42845-P01831 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. Address Changes/Comments: _________________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GENTEX CORPORATION The undersigned hereby appoints Steve Downing and Kevin Nash, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Gentex Corporation Common Stock, which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Gentex Corporation to be held May 17, 2018, or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1; FOR PROPOSAL 2 (ratify the auditors); FOR PROPOSAL 3 (approve compensation for named executive officers); AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side